CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Millions	3 Months Ended
	Mar. 31, 2019	Mar. 31, 2018
Revenues
Net sales	$ 6,006	$ 6,300
Finance, interest and other income	451	473
Total Revenues	6,457	6,773
Costs and Expenses
Cost of goods sold	4,966	5,256
Selling, general and administrative expenses	539	590
Research and development expenses	244	227
Restructuring expenses	8	3
Interest expense	183	200
Other, net	168	251
Total Costs and Expenses	6,108	6,527
Income before income taxes and equity in income of unconsolidated subsidiaries and affiliates	349	246
Income tax (expense)	(90)	(63)
Equity in income of unconsolidated subsidiaries and affiliates	5	19
Net income	264	202
Net income attributable to noncontrolling interests	7	6
Net income attributable to CNH Industrial N.V.	$ 257	$ 196
Earnings (loss) per share attributable to common shareholders
Basic (in usd per share)	$ 0.19	$ 0.14
Diluted (in usd per share)	0.19	0.14
Cash dividends declared per common share (in usd per share)	$ 0	$ 0